Exhibit 99.1

Investor Meetings New York City November 2012

November 2012 Investor Meetings in New York City 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

November 2012 Investor Meetings in New York City 3 NASDAQ Symbol PACW Fully Diluted Shares 37.420 Million* Market Capitalization $809 Million ** Average Volume 178,000 shares per day ** Dividends Per Share $1.00 per year (4.40%** yield) (Annualized) Analyst Coverage D.A. Davidson & Co. FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities *Common and unvested restricted shares less treasury shares as of 9/30/2012 **As of 11/14/2012 Stock Summary

PacWest Bancorp November 2012 Investor Meetings in New York City 4 Overview, Operating Principles and Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 2012 Investor Meetings in New York City 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.5 Billion in Assets at September 30, 2012 67 Full-Service Offices: 64 in Southern California and 3 in the Bay Area (includes the Paso Robles office which opened on November 19, 2012) Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the Third Quarter of 2012 NIM 5.58% Loan Yield 7.44% Deposit Cost 0.27% Adjusted Efficiency Ratio – 56.5%* Adjusted Earnings Before Income Taxes – $33.4 Million* Strong Credit Quality at September 30, 2012 Non-Covered NPA Ratio – 2.41% Credit Loss Allowance to Net Non-Covered Loans and Leases – 2.46% Credit Loss Allowance to Non-Covered Nonaccruals – 203% Experienced Acquirer 25 Bank and Finance Company Acquisitions, Including 3 FDIC-Assisted Deals Overview as of 9/30/12 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $488.6 8.98% $13.06 Company - GAAP $584.1 10.55% $15.61 Bank - Tangible* $565.2 10.42% n/a Bank - GAAP $660.7 11.97% n/a

November 2012 Investor Meetings in New York City 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

November 2012 Investor Meetings in New York City 7 Objectives Acquisitions Focus on Credit Serve the Best and Largest Customers Maintain Net Interest Margin

PacWest Bancorp November 2012 Investor Meetings in New York City 8 Overview, Operating Principles and Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

3Q12 Highlights American Perspective acquisition closed August 1: $197.3 million in loans and $219.6 million in deposits added to balance sheet Patient approach to loan growth to preserve NIM and protect balance sheet Core deposit growth remains strong Strong on-balance sheet liquidity Positive credit trends Nonaccrual and classified loans decreased Credit loss reserve coverage ratios on noncovered loans are strong ACL to loans: 2.46% ACL to nonaccruals: 203% Metrics Net earnings of $16.1 million, or $0.43 per share Adjusted earnings before income taxes at $33.4 million * NIM at 5.58% Branch sale – after-tax annual cost savings of $2.0 million beginning 4Q12 Tangible capital at $488.6 million, or $13.06 per share * DDAs to total deposits: 42% Core deposits to total deposits: 82% * See “Non-GAAP Measurements” slide November 2012 Investor Meetings in New York City 9

Net Earnings (Loss) November 2012 10 *3Q09 excludes $67.0 million gain from the Affinity acquisition. **See Non-GAAP Measurements slide Investor Meetings in New York City

PacWest Bancorp Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value November 2012 Investor Meetings in New York City 11

Recent Acquisitions November 2012 Investor Meetings in New York City 12 Acquisition date January 3, 2012 April 3, 2012 August 1, 2012 Cash purchase price $35 million $18 million $58.1 million Gross outstandings $177.0 million * $57.5 million $202.1 million Asset yield 15.63% 12.74% 6.76% NPAs $420,000 Zero 370,000 $ 3Q12 net earnings $1.6 million $390,000 857,000 $ * - includes leases in process of $15.1 million PWE Finance leases business equipment, including computer systems, manufacturing equipment and medical equipment. Its average lease size is $1 million. Leases are spread amongst 45 states and 18 industries, with financial services, manufacturing and health care representing over 60% of outstandings. Celtic Capital Corporation focuses on asset-based loans to manufacturers, distributors, wholesalers and service companies, with loans in California, Arizona, Colorado, Minnesota, New Jersey and New Mexico. Its average line of credit is in the $2 million range and its average outstanding loan size is $900,000. APB brought two operating branch offices in San Luis Obispo and Santa Maria, California, and a loan production office in Paso Robles. The Paso Robles loan production office was converted to a full-service branch office on November 19, 2012. Pacific Western Equipment Finance Celtic Capital Corporation American Perspective Bank

PacWest Bancorp November 2012 Investor Meetings in New York City 13 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Loan Credit Quality Steadily Improving November 2012 Investor Meetings in New York City 14 September 30, June 30, March 31, December 31, September 30, June 30, March 31, December 31, 2012 2012 2012 2011 2011 2011 2011 2010 (Dollars in thousands) Non-Covered Credit Quality Metrics: Nonaccrual loans and leases 36,985 $ 52,763 $ 48,162 $ 58,260 $ 59,968 $ 65,300 $ 76,849 $ 94,183 $ Classified loans and leases (1) 96,898 139,910 145,933 185,560 177,745 215,437 207,012 214,009 Performing restructured loans 112,834 103,815 110,062 116,791 86,406 82,487 71,669 89,272 Net charge-offs (2) 1,019 3,706 2,046 2,752 6,017 7,187 7,889 11,289 Provision for credit losses (2,000) - (10,000) - - 5,500 7,800 35,315 Allowance for credit losses to loans and leases, net of unearned income 2.46% 2.74% 2.85% 3.34% 3.34% 3.52% 3.41% 3.30% Allowance for credit losses to nonaccrual loans and leases 202.8% 147.9% 169.7% 161.0% 161.0% 157.0% 135.6% 111.8% Nonperforming assets to loans and leases, net of unearned income, and other real estate owned 2.41% 3.27% 3.24% 3.73% 3.68% 3.96% 4.03% 3.76% (1) Classified loans are those with a credit risk rating of substandard or doutbtful. (2) Excludes charge-offs of $20.9 million in 4Q10 from classified loan sale.

Strong Credit Coverage Ratios November 2012 15 Investor Meetings in New York City ACL to Net Loans Non-covered loans only

Non-Accrual Loans at Lowest Level November 2012 16 Investor Meetings in New York City Classified Loan Sales Non-covered loans only

New Non-Accrual Loans at Lowest Level November 2012 17 Investor Meetings in New York City Non-covered loans only

Classified Loans at Lowest Level November 2012 18 Investor Meetings in New York City Classified Loan Sales Non-covered loans only

Non-Performing Assets at Lowest Level November 2012 19 Investor Meetings in New York City Classified Loan Sales Non-covered only Non-Performing Assets ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Pacific Western Bank $186.2 $203.5 $232.8 $283.4 $129.6 $132.8 $130.1 $119.8 $125.2 $117.5 $108.2 $106.7 $ 94.4 $ 94.5 $ 74.3

Largest Non-Covered Nonaccrual Loans Investor Meetings in New York City 20 November 2012 Nonaccrual Amount September 2012 Description (In thousands) 6,993 $ Two loans, each secured by a hotel in San Diego County, California. The borrower is paying according to the restructured terms of each loan. (1) 3,057 This loan is unsecured. The borrower is paying according to the restructured terms of the loan. The loan was restored to accrual status in October 2012. (1) 2,388 This loan is secured by a strip retail center in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 2,106 This loan is secured by two industrial buildings in San Diego County, California. 1,811 This loan is unsecured and has a specific reserve for 96% of the balance. The borrower is paying according to the restructured terms of the loan. (1) 1,635 Three loans, two of which are secured by apartment buildings in San Diego County, California; and one of which is secured by an office building in San Diego County, California. One of the loans secured by an apartment building was repaid early in the 4th quarter. The borrower is paying according to the original terms of the loans. 1,241 This loan is secured by three industrial buildings in Riverside County, California. The borrower is paying according to the original terms of the loan. (1) 1,005 This loan is secured by a multi-tenant industrial building in Riverside County, California. The borrower is not paying currently. (1) 984 This loan is unsecured and has a specific reserve for 100% of the balance. The borrower is not paying currently. (1) 931 This loan is secured by a medical-related office building in Los Angeles County, California. The borrower is paying according to the restructured terms of the loan. (1) 22,151 $ Total (1) On nonaccrual status at June 30, 2012

November 2012 Investor Meetings in New York City 21 Non-Covered Loan Charge-Off History Source: Company Filings Annualized Net Chargeoffs to Average Loans Excluding Classified Loan Sale Excluding Classified Loan Sale

Net Credit Costs - Components November 2012 Investor Meetings in New York City 22 Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, December 31, 2012 2012 2012 2011 2011 2011 2011 2010 (In thousands) Addition (reduction) to allowance for credit losses on non-covered loans and leases (2,000) $ - $ (10,000) $ - $ - $ 5,500 $ 7,800 $ 35,315 $ Non-covered OREO expense, net 1,883 130 1,821 1,714 2,293 2,300 703 1,093 Total non-covered net credit costs (117) 130 (8,179) 1,714 2,293 7,800 8,503 $ 36,408 $ Addition (reduction) to allowance for credit losses on covered loans (141) (271) 3,926 4,122 348 5,890 2,910 (1,100) Covered OREO expense (income), net 4,290 2,130 822 226 4,813 1,205 (2,578) 699 4,149 1,859 4,748 4,348 5,161 7,095 332 (401) Less: FDIC loss sharing (income) expense, net, excluding FDIC share of OTTI loss 367 994 3,579 (2,667) (963) (5,316) 1,170 4,473 Total covered net credit costs 4,516 2,853 8,327 1,681 4,198 1,779 1,502 4,072 Total net credit costs 4,399 $ 2,983 $ 148 $ 3,395 $ 6,491 $ 9,579 $ 10,005 $ 40,480 $

November 2012 Investor Meetings in New York City 23 Loan Portfolio Concentrations September 30, 2012 Total Loans Non-Covered Loans Covered Loans % of % of % of Amount Total Amount Total Amount Total (Dollars in thousands) Real estate mortgage: Hospitality 121,092 $ 3% 118,189 $ 4% 2,903 $ 0% SBA 504 55,083 1% 55,083 2% - - Other 2,359,139 64% 1,755,618 57% 603,521 93% Total real estate mortgage 2,535,314 68% 1,928,890 63% 606,424 93% Real estate construction: Residential 49,844 1% 42,752 1% 7,092 1% Commercial 129,499 4% 109,996 4% 19,503 3% Total real estate construction 179,343 5% 152,748 5% 26,595 4% Total real estate loans 2,714,657 73% 2,081,638 68% 633,019 97% Commercial: Collateralized 449,245 12% 433,030 14% 16,215 3% Unsecured 88,020 2% 87,335 3% 685 0% Asset-based 226,401 6% 226,401 7% - - SBA 7(a) 26,002 1% 26,002 1% - - Total commercial 789,668 21% 772,768 25% 16,900 3% Leases (1) 161,934 4% 161,934 5% - - Consumer 21,233 1% 20,615 1% 618 0% Foreign 16,126 1% 16,126 1% - - Total gross loans 3,703,618 $ 100% 3,053,081 100% 650,537 100% Less: Unearned income (2,190) - Discount - (52,437) Allowance (69,142) (30,704) Total net loans 2,981,749 $ 567,396 $ (1) Excludes leases in process of $15.1 million.

Non-Covered Real Estate Mortgage Exposure

Loan Category	September 30, 2012 Amount	% of Total	June 30, 2012 Amount	% of Total	December 31, 2011 Amount	% of Total
	(Dollars in thousands)					
Commercial real estate mortgage:						
Industrial/warehouse	$ 329,287	17.1%	$ 344,380	18.8%	$ 367,494	18.5%
Retail	255,669	13.3%	253,201	13.8%	286,691	14.5%
Office buildings	284,920	14.8%	257,703	14.1%	290,074	14.6%
Owner-occupied	196,812	10.2%	204,179	11.2%	226,307	11.4%
Hotel	118,189	6.1%	137,621	7.5%	144,402	7.3%
Healthcare	113,827	5.9%	117,418	6.4%	131,625	6.7%
Mixed use	47,404	2.5%	48,915	2.7%	53,855	2.7%
Gas station	28,563	1.5%	30,328	1.7%	33,715	1.7%
Self storage	19,489	1.0%	19,602	1.1%	23,148	1.2%
Restaurant	16,651	0.9%	16,795	0.9%	22,549	1.1%
Land acquisition/development	21,988	1.1%	22,051	1.2%	14,015	0.7%
Unimproved land	11,089	0.6%	11,516	0.6%	1,369	0.1%
Other	278,475	14.3%	190,761	10.4%	206,504	10.4%
Total commercial real estate mortgage	1,722,363	89.3%	1,654,470	90.4%	1,801,748	90.9%
Residential real estate mortgage:						
Multi-family	86,190	4.5%	93,586	5.1%	93,866	4.7%
Single family owner-occupied	37,700	2.0%	39,483	2.2%	32,209	1.6%
Single family nonowner-occupied	7,165	0.4%	8,862	0.5%	19,341	1.0%
HELOCs	47,966	2.5%	32,376	1.8%	35,300	1.8%
Other	27,506	1.3%	-	-	-	-
Total residential real estate mortgage	206,527	10.7%	174,307	9.6%	180,716	9.1%
Total gross non-covered real estate mortgage loans	$ 1,928,890	100.0%	$ 1,828,777	100.0%	$ 1,982,464	100.0%

PacWest Bancorp

November 2012 Investor Meetings in New York City 24

Covered Real Estate Loan Exposure

Loan Category	September 30, 2012			June 30, 2012			December 31, 2011		
		Amount	% of Total		Amount	% of Total		Amount	% of Total
				(Dollars in thousands)					
Commercial real estate mortgage:									
Industrial/warehouse	$	26,510	4.4%	$	27,580	4.2%	$	33,755	4.6%
Retail		94,437	15.5%		99,947	15.4%		113,289	15.4%
Office buildings		66,657	11.0%		68,781	10.6%		77,767	10.6%
Owner-occupied		20,164	3.3%		20,323	3.1%		24,837	3.4%
Hotel		2,903	0.5%		2,916	0.4%		2,944	0.4%
Healthcare		14,350	2.4%		14,546	2.2%		16,851	2.3%
Mixed use		5,728	0.9%		6,951	1.1%		7,733	1.1%
Gas station		5,141	0.8%		5,941	0.9%		6,001	0.8%
Self storage		50,110	8.3%		53,187	8.2%		52,793	7.2%
Restaurant		1,723	0.3%		1,764	0.3%		2,532	0.3%
Unimproved land		966	0.2%		1,734	0.3%		1,752	0.2%
Other		13,803	2.3%		13,886	2.1%		14,887	2.0%
Total commercial real estate mortgage		302,492	49.9%		317,556	48.8%		355,141	48.3%
Residential real estate mortgage:									
Multi-family		191,736	31.6%		215,759	33.1%		250,633	34.0%
Single family owner-occupied		80,360	13.3%		85,212	13.1%		95,248	12.9%
Single family nonowner-occupied		23,266	3.8%		23,911	3.7%		25,624	3.5%
Mixed use		2,858	0.5%		2,879	0.4%		2,918	0.4%
HELOCs		5,712	0.9%		5,680	0.9%		6,794	0.9%
Total residential real estate mortgage		303,932	50.1%		333,441	51.2%		381,217	51.7%
Total gross covered real estate mortgage loans	$	606,424	100.0%	$	650,997	100.0%	$	736,358	100.0%

PacWest Bancorp

November 2012 Investor Meetings in New York City 25

November 2012 Investor Meetings in New York City 26 Other Real Estate Owned Non-Covered Covered Non-Covered Covered Non-Covered Covered Property Type OREO OREO OREO OREO OREO OREO (In thousands) Commercial real estate (1) 1,684 $ 18,500 $ $ 17,630 $ 17,896 $ 20,885 $ 13,868 Construction and land development (1) 33,911 6,807 24,112 10,011 25,321 13,143 Multi-family - 939 - - - - Single family residences 1,738 128 - 3,183 - 2,877 Total OREO 37,333 $ 26,374 $ 41,742 $ 31,090 $ 46,206 $ 29,888 $ (1) During the third quarter of 2012, the status of one OREO property with a balance of $8.3 million changed from commercial real estate to land. March 31, 2012 June 30, 2012 September 30, 2012

PacWest Bancorp November 2012 Investor Meetings in New York City 27 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 2012 Investor Meetings in New York City 28 NonInterest-Bearing Deposits to Total Deposits at Period End * 2004 excludes a $365.0 million s-term interest bearing deposit received on December 31, 2004 ** 3Q12 includes a $120 million deposit received at quarter-end. Such funds were withdrawn in October 2012. Source: Company Filings and SNL Data Source PACW CA Peers

Strong Net Interest Margin Versus Peers November 2012 Investor Meetings in New York City 29 Peers Defined: through 2011, median of all Major Exchanges (NYSE & NASDAQ), Banks with $3B to $7B in Assets as of period end; for 3Q12, only for those reporting Source: Company Filings and SNL Data Source PACW Peers

Several Volatile Items Impact the NIM November 2012 Investor Meetings in New York City 30 Three Months Ended September 30, June 30, Items Impacting NIM Volatility 2012 2012 Increase (Decrease) in NIM Accelerated accretion of purchase discounts from covered loan payoffs 0.12% 0.19% Nonaccrual loan interest 0.04% (0.02)% Unearned income and purchase accounting adjustments on early repayment of leases 0.14% 0.01% Short-term amortization of premium on the Celtic loan portfolio (0.04)% (0.06)% Total 0.26% 0.12% Reported NIM 5.58% 5.60%

Investment Yields and Durations November 2012 Investor Meetings in New York City 31 Carrying Duration Value Tax at at Equivalent 9/30/12 Security Type 9/30/12 Yield (in years) Residential mortgage-backed securities: Government agency and government- sponsored enterprise pass through securities 945,581 $ 2.15% 3.7 Government agency and government-sponsored enterprise collateralized mortgage obligations 91,275 0.74% 3.1 Covered private label collateralized mortgage obligations 45,887 9.48% 3.8 Municipal securities 247,280 4.50% 6.4 Corporate debt securities 17,255 5.07% 12.6 Other securities 9,933 - - Total securities available-for-sale 1,357,211 $ 2.75% 4.2 At the end of or for 2Q12 1,351,701 $ 3.06% 3.9

PacWest Bancorp November 2012 Investor Meetings in New York City 32 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 2012 Investor Meetings in New York City 33 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** - Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency Efficiency Ratios Average Branch Size ($ - M)

PacWest Bancorp November 2012 Investor Meetings in New York City 34 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy November 2012 Investor Meetings in New York City 35 Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

PacWest Bancorp November 2012 Investor Meetings in New York City 36 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 2012 Investor Meetings in New York City 37 Stock Performance vs. Indices Monthly pricing data indexed from 6/19/00 through 11/2/12 - 100.0 200.0 300.0 400.0 500.0 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Jun-10 Jun-11 Jun-12 PacWest PACW KBW Bank Index BKX S&P 500 SPX

Strong Capital Base November 2012 Investor Meetings in New York City 38 September 30, 2012 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated (Dollars in thousands) Total capital 660,693 $ 584,086 $ Tangible capital * 565,202 $ 488,595 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 9.64% 10.26% Tier 1 risk-based capital ratio 6.00% 14.25% 14.91% Total risk-based capital ratio 10.00% 15.52% 16.18% Tangible common equity ratio * N/A 10.42% 9.28% * See "Non-GAAP Measurements" slide.

PacWest Bancorp November 2012 Investor Meetings in New York City 39 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value November 2012 Investor Meetings in New York City 40 * Source: SNL Data Source, using latest data available ** Source: FDIC as of 6/30/2012, the latest data available 9th Largest Publicly-Owned CA Bank* 15th Largest Commercial Bank in California out of 244 Financial Institutions** California Footprint from the Central Coast to throughout Southern California 67 Branches: 64 in Southern California and 3 in the Bay Area (includes the Paso Robles office which opened on November 19, 2012) Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

November 2012 Investor Meetings in New York City 41 Attractive Southern California Footprint

California Public Banks & Thrifts – 9/30/12

California Publicly-Owned Banks *(All Indices & OTCBB)*
September 30, 2012

	Company Name	Ticker	Exchange	Industry	Assets
1	Wells Fargo & Company	WFC	NYSE	Bank	$1,374,715,000
2	First Republic Bank	FRC	NYSE	Bank	32,576,170
3	City National Corporation	CYN	NYSE	Bank	26,251,528
4	East West Bancorp, Inc.	EWBC	NASDAQ	Bank	21,813,165
5	SVB Financial Group	SIVB	NASDAQ	Bank	21,594,641
6	Cathay General Bancorp	CATY	NASDAQ	Bank	10,604,524
7	CapitalSource Inc.	CSE	NYSE	Bank	8,677,301
8	CVB Financial Corp.	CVBF	NASDAQ	Bank	6,321,341
9	***PacWest Bancorp***	***PACW***	***NASDAQ***	***Bank***	***$5,538,502***
10	BBCN Bancorp, Inc.	BBCN	NASDAQ	Bank	5,331,979
11	Farmers & Merchants Bank of Long Beach	FMBL	Pink	Bank	4,871,602
12	Westamerica Bancorporation	WABC	NASDAQ	Bank	4,859,627
13	Mechanics Bank	MCHB	Pink	Bank	3,035,000
14	Hanmi Financial Corporation	HAFC	NASDAQ	Bank	2,841,857
15	Wilshire Bancorp, Inc.	WIBC	NASDAQ	Bank	2,615,889
16	TriCo Bancshares	TCBK	NASDAQ	Bank	2,515,481
17	BofI Holding, Inc.	BOFI	NASDAQ	Savings Bank/Thrift/Mutual	2,386,845
18	First California Financial Group, Inc.	FCAL	NASDAQ	Bank	1,990,804
19	Farmers & Merchants Bancorp	FMCB	Pink	Bank	1,927,287
20	Exchange Bank	EXSR	Pink	Bank	1,633,884
21	Preferred Bank	PFBC	NASDAQ	Bank	1,484,216
22	Bank of Marin Bancorp	BMRC	NASDAQ	Bank	1,435,114
23	Sierra Bancorp	BSRR	NASDAQ	Bank	1,423,302
24	Heritage Commerce Corp	HTBK	NASDAQ	Bank	1,356,040
25	American Business Bank	AMBZ	Pink	Bank	1,279,743
26	Provident Financial Holdings, Inc.	PROV	NASDAQ	Savings Bank/Thrift/Mutual	1,271,484
27	Bridge Capital Holdings	BBNK	NASDAQ	Bank	1,247,554
28	First PacTrust Bancorp, Inc.	BANC	NASDAQ	Savings Bank/Thrift/Mutual	1,115,120
29	Pacific Premier Bancorp, Inc.	PPBI	NASDAQ	Bank	1,089,336
30	Pacific Mercantile Bancorp	PMBC	NASDAQ	Bank	1,076,123

Source: SNL

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PacWest Bancorp

November 2012 Investor Meetings in New York City 42

California Public Banks & Thrifts – Continued

California Publicly-Owned Banks *(All Indices & OTCBB)*
September 30, 2012

	Company Name	Ticker	Exchange	Industry	Assets
31	Heritage Oaks Bancorp	HEOP	NASDAQ	Bank	1,058,679
32	Bank of Commerce Holdings	BOCH	NASDAQ	Bank	946,450
33	Kaiser Federal Financial Group, Inc.	KFFG	NASDAQ	Savings Bank/Thrift/Mutual	915,413
34	CU Bancorp	CUNB	NASDAQ	Bank	908,127
35	FNB Bancorp	FNBG	Pink	Bank	897,724
36	North Valley Bancorp	NOVB	NASDAQ	Bank	894,551
37	Central Valley Community Bancorp	CVCY	NASDAQ	Bank	887,737
38	Malaga Financial Corporation	MLGF	Pink	Savings Bank/Thrift/Mutual	836,000
39	First Northern Community Bancorp	FNRN	Pink	Bank	805,600
40	1st Enterprise Bank	FENB	Pink	Bank	661,829
41	Private Bank of California	PBCA	Pink	Bank	638,746
42	United Security Bancshares	UBFO	NASDAQ	Bank	633,631
43	Sunwest Bank	SWBC	Pink	Bank	632,137
44	Oak Valley Bancorp	OVLY	NASDAQ	Bank	627,817
45	Saehan Bancorp	SAEB	Pink	Bank	608,664
46	RBB Bancorp	RBBO	Pink	Bank	604,538
47	Pacific City Financial Corporation	PFCF	Pink	Bank	594,779
48	California Republic Bancorp	CRPB	Pink	Bank	585,538
49	American River Bankshares	AMRB	NASDAQ	Bank	584,558
50	Community West Bancshares	CWBC	NASDAQ	Bank	556,796
51	Premier Valley Bank	PVLY	Pink	Bank	540,303
52	Security California Bancorp	SCAF	Pink	Bank	488,045
53	Commonwealth Business Bank	CWBB	Pink	Bank	461,805
54	Mission Community Bancorp	MISN	Pink	Bank	458,976
55	Manhattan Bancorp	MNHN	Pink	Bank	455,857
56	Plumas Bancorp	PLBC	NASDAQ	Bank	455,814
57	1st Century Bancshares, Inc.	FCTY	NASDAQ	Bank	454,399
58	Greater Sacramento Bancorp	GSCB	Pink	Bank	433,886
59	Summit State Bank	SSBI	NASDAQ	Bank	429,722
60	Avidbank Holdings, Inc	AVBH	Pink	Bank	415,459

Source: SNL

PacWest Bancorp

November 2012 Investor Meetings in New York City 43

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios November 2012 Investor Meetings in New York City 44

Non-GAAP Measurements – Adjusted Earnings Before Income Taxes November 2012 Investor Meetings in New York City 45

 September 30, June 30, September 30, Adjusted Earnings Before Income Taxes 2012 2012 2011 (In thousands) Earnings before income taxes 26,937 $ 25,970 $ 22,649 $ Plus: Total provision for credit losses (2,141) (271) 348 Non-covered OREO expense, net 1,883 130 2,293 Covered OREO expense, net 4,290 2,130 4,813 Other-than-temporary impairment loss on covered security - 1,115 - Acquisition and integration costs 2,101 871 - Debt termination expense - - - Less: FDIC loss sharing income (expense), net (367) (102) 963 Adjusted earnings before income taxes 33,437 $ 30,047 $ 29,140 $ Three Months Ended

Non-GAAP Measurements – Tangible Equity Investor Meetings in New York City 46 November 2012 September 30, June 30, December 31, Tangible Common Equity 2012 2012 2011 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 584,086 $ 565,648 $ 546,203 $ Less: Intangible assets 95,491 78,951 56,556 Tangible common equity 488,595 $ 486,697 $ 489,647 $ Total assets 5,538,502 $ 5,321,622 $ 5,528,237 $ Less: Intangible assets 95,491 78,951 56,556 Tangible assets 5,443,011 $ 5,242,671 $ 5,471,681 $ Equity to assets ratio 10.55% 10.63% 9.88% Tangible common equity ratio (1) 8.98% 9.28% 8.95% Pacific Western Bank: Stockholders' equity 660,693 $ 642,553 $ 625,494 $ Less: Intangible assets 95,491 78,951 56,556 Tangible common equity 565,202 $ 563,602 $ 568,938 $ Total assets 5,520,998 $ 5,305,170 $ 5,512,025 $ Less: Intangible assets 95,491 78,951 56,556 Tangible assets 5,425,507 $ 5,226,219 $ 5,455,469 $ Equity to assets ratio 11.97% 12.11% 11.35% Tangible common equity ratio (1) 10.42% 10.78% 10.43% (1) Calculated as tangible common equity divided by tangible assets.

November 2012 Investor Meetings in New York City 47 Non-GAAP Measurements – Adjusted Efficiency Ratio September 30, June 30, September 30, Adjusted Efficiency Ratio 2012 2012 2011 (Dollars in thousands) Noninterest expense $ 51,657 $ 47,585 $ 48,587 Less: Non-covered OREO expense, net 1,883 130 2,293 Covered OREO expense, net 4,290 2,130 4,813 Acquisition and integration costs 2,101 871 - Debt termination expense - - - Adjusted noninterest expense $ 43,383 $ 44,454 $ 41,481 Net interest income $ 70,771 $ 68,413 $ 64,441 Noninterest income 5,682 4,871 7,143 Net revenues 76,453 73,284 71,584 Less: FDIC loss sharing income (expense), net (367) (102) 963 Other-than-temporary impairment loss on covered security - (1,115) - Adjusted net revenues $ 76,820 $ 74,501 $ 70,621 Base efficiency ratio (1) 67.6% 64.9% 67.9% Adjusted efficiency ratio (2) 56.5% 59.7% 58.7% (1) Noninterest expense divided by net revenues. (2) Adjusted noninterest expense divided by adjusted net revenues. Three Months Ended

PacWest Bancorp 10250 Constellation Boulevard Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021